Exhibit 99.1

WhiteHorse Finance, Inc. Announces Third Quarter 2014 Earnings Results

NEW YORK, NY, November 10, 2014 – WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the "Company") (NASDAQ: WHF) today announced its financial results for the quarter ended September 30, 2014.

Third Quarter 2014 Summary Highlights

•	New investments of $64.8 million for the quarter and $170.2 million year-to-date
•	Quarterly distribution of $0.355 per share, consistent for the eighth consecutive quarter since the Company’s initial public offering
•	Appointed William D. Markert as Chief Operating Officer

Jay Carvell, WhiteHorse Finance’s Chief Executive Officer, commented, “While the third quarter experienced many of the same challenges in credit markets that we’ve seen over the recent past, we continued to source high-quality, risk-return adjusted loans, and remain on track to meet our full-year origination goals. This is the result of our efforts building a healthy pipeline across all industries, working closely with H.I.G. Capital to identify and source new loans, and remaining focused on the areas of the credit markets where we have the most expertise and confidence. Since early 2013, we have focused our efforts on building a diversified portfolio that can weather continued market volatility while enabling us to provide sustained returns to our stockholders.”

Portfolio and Investment Activity

As of September 30, 2014, the fair value of WhiteHorse Finance’s investment portfolio was $369.2 million, compared with $272.4 million as of December 31, 2013. The portfolio at the end of the third quarter consisted of 36 positions across 34 companies with an average investment size of $10.3 million and a weighted average yield of 10.3%. The majority of the portfolio was comprised of senior secured loans and more than 95.3% of these loans were variable-rate investments (indexed to LIBOR) with interest rate floors, which should continue to position the portfolio well for a potential rising interest rate environment.

For the three months ended September 30, 2014, WhiteHorse Finance invested $64.8 million across 16 portfolio companies. Gross proceeds from sales and repayments totaled $44.1 million for the quarter, in line with the Company’s expectations.

Results of Operations

For the three months ended September 30, 2014, net investment income was $4.0 million, compared with $6.3 million for the three months ended September 30, 2013.

For the three months ended September 30, 2014, WhiteHorse Finance recorded unrealized appreciation on investments of $0.5 million, as compared with unrealized depreciation on investments of $0.3 million for the three months ended September 30, 2013.

For the third quarter of 2014, operations resulted in a net increase in net assets of $4.6 million, as compared with a net increase in net assets of $6.0 million for the third quarter of 2013.

WhiteHorse Finance’s net asset value was $227.1 million, or $15.16 per share, as of September 30, 2014, as compared with $227.0 million, or $15.16 per share as of December 31, 2013.

Net investment income and net increase in net assets from operations can vary substantially from period to period due to various factors including the level of new net investments and the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, quarterly comparisons of net investment income and net increase in net assets from operations may not be meaningful.

Liquidity and Capital Resources

As of September 30, 2014, WhiteHorse Finance had cash and cash equivalents of $26.5 million, as compared with $95.6 million as of December 31, 2013, inclusive of restricted cash. The decrease in cash on hand was due primarily to the deployment of cash to increase investments and the repayment of borrowings under the Company’s revolving credit facility. As of September 30, 2014, the Company had $117.0 million of undrawn capacity under its revolving credit facility.

Distributions

On August 26, 2014, the Company declared a distribution of $0.355 per share for the quarter ended September 30, 2014. The distribution was payable on October 3, 2014 to shareholders of record as of September 19, 2014.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company's periodic reports filed with the Securities and Exchange Commission (the “SEC”).

Conference Call

WhiteHorse Finance will host a conference call to discuss its third quarter earnings results at 10:00 a.m. ET on Monday, November 10, 2014. To access the teleconference, please dial 706-758-9224 (domestic and international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID# 19146769. Investors may also access the call on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through November 17, 2014. The teleconference replay can be accessed by dialing 404-537-3406 (domestic and international) and entering ID# 19146769. A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance, Inc. is a business development company that originates and invests in loans to privately held small-cap companies across a broad range of industries. The Company’s investment activities are managed by its investment adviser, H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, L.L.C. (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with approximately $17 billion of capital under management* across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

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Contacts

WhiteHorse Finance, Inc.

Jay Carvell, 214-855-2999

jcarvell@higwhitehorse.com

or

WhiteHorse Finance, Inc.

Gerhard Lombard, 212-506-0500

glombard@higwhitehorse.com

or

Prosek Partners

Brian Schaffer, 212-279-3115

bschaffer@prosek.com

Source: WhiteHorse Finance, Inc.

* Based on total capital commitments to funds managed by H.I.G. Capital and its affiliates.

(Financial Tables Follow)

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WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	September 30, 2014	December 31, 2013
	(Unaudited)
Assets
Investments, at fair value (amortized cost $365,430 and $272,608, respectively)	$369,185	$272,439
Cash and cash equivalents	12,411	92,905
Restricted cash and cash equivalents	14,074	3,078
Interest receivable	1,835	1,585
Deferred financing costs	4,181	3,827
Prepaid expenses and other receivables	332	319
Total assets	$402,018	$374,153

Liabilities
Credit facility	$33,000	$25,000
Senior notes	30,000	30,000
Unsecured term loan	55,000	55,000
Distributions payable	5,319	5,317
Management fees payable	4,143	2,831
Payable for investments purchased	47,109	28,606
Accounts payable and accrued expenses	364	397
Total liabilities	174,935	147,151

Net assets
Common stock, 14,982,857 and 14,977,056 shares issued and outstanding, par value $0.001 per share and 100,000,000 authorized	15	15
Paid-in capital in excess of par	228,734	228,646
Accumulated overdistributed net investment income	(4,785)	(854)
Net unrealized appreciation (depreciation) on investments	3,119	(805)
Total net assets	227,083	227,002
Total liabilities and total net assets	$402,018	$374,153

Number of shares outstanding	14,982,857	14,977,056
Net asset value per share	$15.16	$15.16

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WhiteHorse Finance, Inc.

Consolidated Statements of Operations (Unaudited)

(in thousands, except share and per share data)

	Three months ended September 30,		Nine months ended September 30,
	2014	2013	2014	2013
Investment income
Interest income	$8,712	$9,251	$24,919	$26,544
Fee income	346	1,871	1,407	2,458
Dividend income	207	-	207	-
Total investment income	9,265	11,122	26,533	29,002

Expenses
Interest expense	1,405	1,403	4,146	4,070
Base management fees	1,871	1,201	5,439	3,522
Performance-based incentive fees	1,011	1,571	2,143	3,736
Administrative service fees	427	142	1,111	920
General and administrative expenses	508	523	2,115	1,613
Total expenses, before fees waived	5,222	4,840	14,954	13,861
Base management fees waived	-	-	(447)	-
Total expenses, net of fees waived	5,222	4,840	14,507	13,861
Net investment income	4,043	6,282	12,026	15,141

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on investments	-	-	-	-
Net change in unrealized appreciation (depreciation) on investments	520	(262)	3,924	(2,446)
Net realized and unrealized gains (losses) on investments	520	(262)	3,924	(2,446)
Net increase in net assets resulting from operations	$4,563	$6,020	$15,950	$12,695
Per Common Share Data
Basic and diluted earnings per common share	$0.31	$0.40	$1.06	$0.85
Dividends and distributions declared per common share	$0.36	$0.36	$1.07	$1.07
Basic and diluted weighted average common shares outstanding	14,982,857	14,976,807	14,982,815	14,969,393

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited)

September 30, 2014

(in thousands)

Investment Type(6)	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Par / Shares	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
North America
Debt Investments

Application Software
Serena Software, Inc.
First Lien Secured Term Loan	L+6.50%	7.50%	4/14/20	$4,000	$4,040	$4,020	1.77%
	(1.00% Floor)

Auto Parts & Equipment
GST Autoleather, Inc.
First Lien Secured Term Loan	L+5.50%	6.50%	7/10/20	4,000	3,990	3,996	1.76
	(1.00% Floor)

Broadcasting
Multicultural Radio Broadcasting, Inc.
First Lien Secured Term Loan	L+10.50%	11.50%	6/27/19	15,000	15,000	15,000	6.61
	(1.00% Floor)

Cable & Satellite
Puerto Rico Cable Acquisition Company, Inc.
Second Lien Secured Term Loan	L+8.50%	9.50%	5/30/19	7,000	6,928	7,014	3.09
	(1.00% Floor)

Coal & Consumable Fuels
Bowie Resource Holdings, LLC
First Lien Secured Term Loan	L+5.75%	6.75%	8/16/20	4,000	4,025	4,032	1.78
	(1.00% Floor)

Commercial Printing
Harland Clarke Holdings Corp.
First Lien Secured Term Loan	L+5.50%	7.00%	5/22/18	2,000	2,025	2,020	0.89
	(1.50% Floor)

Construction Materials
Quickrete Holdings, Inc.
Second Lien Secured Term Loan	L+6.00%	7.00%	3/26/21	2,000	2,033	2,028	0.89
	(1.00% Floor)

Consumer Finance
Oasis Legal Finance, LLC(7)
Second Lien Secured Term Loan	N/A(4)	10.50%	9/30/18	9,500	9,334	9,443	4.16

Sigue Corporation
Second Lien Secured Term Loan	L+9.50%	10.50%	12/27/18	25,000	24,560	24,975	11.00
	(1.00% Floor)
				34,500	33,894	34,418	15.16

Data Processing & Outsourced Services
Future Payment Technologies, LP
Second Lien Secured Term Loan	L+10.00%	11.00%	12/31/18	35,534	34,295	35,357	15.57
	(1.00% Floor)	(2.00% PIK)

Diversified Support Services
Orion Healthcorp, Inc.
First Lien Secured Term Loan	L+9.00%	11.00%	9/30/17	10,071	9,800	10,000	4.40
	(2.00% Floor)
Smile Brands Group Inc.
First Lien Secured Term Loan	L+6.25%	7.50%	8/16/19	11,880	11,676	11,654	5.13
	(1.25% Floor)
				21,951	21,476	21,654	9.53

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) (Continued)

September 30, 2014

(in thousands)

Investment Type(6)	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Par / Shares	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Electronic Equipment & Instruments
AP Gaming I, LLC
First Lien Secured Term Loan	L+8.25%	9.25%	12/20/20	9,925	9,647	9,667	4.26
	(1.00% Floor)

Health Care Distributors
Comprehensive Decubitus Therapy, Inc.
First Lien Secured Term Loan	L+13.50%	15.00%	3/15/18	12,944	12,740	12,711	5.60
	(1.50% Floor)	(3.00% PIK)
First Lien Secured Revolving Loan	L+13.50%	15.00%	3/15/18	-	(28)	-	-
	(1.50% Floor)	(3.00% PIK)

P2 Newco Acquisition, Inc.
Second Lien Secured Term Loan	L+8.50%	9.50%	10/22/21	10,000	9,907	10,020	4.41
	(1.00% Floor)
				22,944	22,619	22,731	10.01

Health Care Facilities
Gentiva Health Services, Inc. (7)
First Lien Secured Term Loan	L+5.25%	6.50%	10/18/19	2,000	2,015	2,006	0.88
	(1.25% Floor)

Coastal Sober Living, LLC
First Lien Secured Term Loan	L+9.25%	10.25%	6/30/19	21,725	21,355	21,573	9.50
	(1.00% Floor)

Grupo HIMA San Pablo, Inc
First Lien Secured Term Loan	L+9.00%	10.50%	1/31/18	14,775	14,558	14,790	6.51
	(1.50% Floor)
Second Lien Secured Term Loan	N/A(4)	15.75%	7/31/18	1,000	961	997	0.44

				39,500	38,889	39,366	17.33

Health Care Technology
Client Network Services, Inc.
First Lien Secured Term Loan	L+13.00%	13.50%	4/24/19	28,958	28,509	28,957	12.75
	(0.50% Floor)	(1.00% PIK)
First Lien Secured Revolving Loan	L+12.00%	12.50%	4/24/19	2,500	2,500	2,500	1.10
	(0.50% Floor)
				31,458	31,009	31,457	13.85

Homebuilding
Orleans Homebuilders, Inc.
First Lien Secured Term Loan	L+8.50%	10.50%	2/14/16	16,218	16,263	16,218	7.14
	(2.00% Floor)

Home Furnishing Retail
BDF Acquisition Corp.
Second Lien Secured Term Loan	L+8.00%	9.00%	2/12/22	5,000	4,905	4,845	2.13
	(1.00% Floor)

Human Resource & Employment Services
Miller Heiman, Inc.
First Lien Secured Term Loan	L+5.75%	6.75%	9/30/19	4,000	3,925	3,924	1.73
	(1.00% Floor)

Integrated Telecommunication Services
Securus Technologies, Inc.
Second Lien Secured Term Loan	L+7.75%	9.00%	4/30/21	12,090	12,021	12,090	5.32
	(1.25% Floor)

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WhiteHorse Finance, Inc.

Consolidated Schedule of Investments (Unaudited) (Continued)

September 30, 2014

(in thousands)

Investment Type(6)	Spread Above Index(1)	Interest Rate(2)	Maturity Date	Par / Shares	Amortized Cost	Fair Value	Fair Value As A Percentage Of Net Assets
Internet Retail
Bluestem Brands, Inc.
First Lien Secured Term Loan	L+6.50%	7.50%	12/6/18	8,222	8,050	8,255	3.64
	(1.00% Floor)

Metal & Glass Containers
Pelican Products, Inc.
Second Lien Secured Term Loan	L+8.25%	9.25%	4/11/21	3,000	2,978	3,027	1.33
	(1.00% Floor)

Oil & Gas Drilling
ProPetro Services, Inc.
First Lien Secured Term Loan	L+6.25%	7.25%	9/30/19	9,500	9,414	9,481	4.18
	(1.00% Floor)

Oil & Gas Exploration & Production
Caelus Energy Alaska O3, LLC
Second Lien Secured Term Loan	L+7.50%	8.75%	4/15/20	13,000	12,825	12,857	5.66
	(1.25% Floor)
Larchmont Resources, LLC
First Lien Secured Term Loan	L+7.25%	8.25%	8/7/19	2,000	2,040	2,028	0.89
	(1.00% Floor)
				15,000	14,865	14,885	6.55
Oil & Gas Storage & Transportation
Sprint Industrial Holdings LLC
First Lien Secured Term Loan	L+5.75%	7.00%	5/14/19	2,000	2,013	2,010	0.89
	(1.25% Floor)

Other Diversified Financial Services
RCS Capital Corporation(7)
Second Lien Secured Term Loan	L+9.50%	10.50%	4/29/21	13,250	13,257	13,489	5.94
	(1.00% Floor)

Specialized Consumer Services
Pre-Paid Legal Services, Inc.
Second Lien Secured Term Loan	L+8.50%	9.75%	7/1/20	18,000	17,795	18,072	7.96
	(1.25% Floor)

Specialized Finance
GMT Holdings 1, Ltd. & GMT Holdings 12, Ltd.(3)(7)
First Lien Secured Term Loan	N/A(4)	10.00%	6/30/17	6,872	6,937	6,247	2.75

Trading Companies & Distributors
Distribution International, Inc.
First Lien Secured Term Loan	L+6.50%	7.50%	7/16/19	9,875	9,792	9,786	4.31
	(1.00% Floor)
Total Debt Investments				356,839	352,085	355,089	156.38

Equity Investments

Diversified Support Services
Constellation Health, LLC
Warrants	N/A	N/A	3/31/18	1	-	870	0.38

Specialized Finance
NMFC Senior Loan Program I LLC(7)
LLC Interest	N/A	N/A	6/10/19	13,345	13,345	13,226	5.82

Total Equity Investments				13,346	13,345	14,096	6.20

Total Investments(5)				$370,185	$365,430	$369,185	162.58%

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(1)	The investments bear interest at a rate that may be determined by reference to the London Interbank Offered Rate (“LIBOR” or “L”) which resets monthly, quarterly or semiannually.

(2)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind, or “PIK”, interest rate, as the case may be.

(3)	WhiteHorse Finance, Inc.’s investments in GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd. are held through its subsidiary Bayside Financing S.A.R.L.

(4)	Interest rate is fixed and accordingly the spread above the index is not applicable.

(5)	Except for BDF Acquisition Corp., Constellation Health, LLC, GMT Holdings 1, Ltd. and GMT Holdings 12, Ltd., Harland Clarke Holdings Corp., NMFC Senior Loan Program I LLC, P2 Newco Acquisition, Inc., Pelican Products, Inc., Quickrete Holdings, Inc. and Sprint Industrial Holdings LLC, the investments provide collateral for the Credit Facility.

(6)	All investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, or the 1940 Act.

(7)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, we may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of our total assets.

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